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                                                                EXHIBIT 10.8.1.2
                                                                ----------------


                                SECOND AMENDMENT

                      TO AGREEMENT DATED OCTOBER 24, 1990


This Second Amendment to the Agreement dated October 24, 1990 ("Agreement") between Avery Dennison Corporation ("Company") and Charles D. Miller ("Executive") is made this 26th day of February, 1998.

In consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:


1.  References in paragraphs 2, 3, 6, 7, 8 and 9 of the Agreement which refer to
(i) "age seventy (70)" or "70th birthday," and (ii) "September 1, 1997" are amended to read (i) "age seventy and one half (70.5)," and (ii) "September 1, 1998," respectively.

2. All other terms and conditions of the Agreement remain in full force and effect.


IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Agreement to be executed in its name on its behalf pursuant to the authorization from its Compensation and Executive Personnel Committee of the Board of Directors, and Executive has affixed his signature, as of the day and year first above written.



EXECUTIVE                                   AVERY DENNISON CORPORATION



/s/ Charles D. Miller                       By: /s/ Robert G. van Schoonenberg
------------------------------                 --------------------------------
Charles D. Miller                                 Robert G. van Schoonenberg
                                                  Senior Vice President,
                                                  General Counsel and Secretary